UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 7, 2022

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 17, 2021, Tellurian Inc., a Delaware corporation (the “Company”), entered into a Distribution Agency Agreement (the “Distribution Agreement”) with T.R. Winston & Company, LLC (“T.R. Winston”). Pursuant to the terms of the Distribution Agreement, the Company may sell shares of its common stock, $0.01 par value per share, from time to time on the NYSE American or any other market for the common stock in the United States with T.R. Winston acting as agent (the “Equity Offering”). Under the Distribution Agreement as initially entered into, the maximum aggregate sales proceeds of the Equity Offering was $200,000,000. On April 7, 2022, the Company and T.R. Winston entered into an amendment to the Distribution Agreement pursuant to which the maximum aggregate sales proceeds of the Equity Offering was increased to $400,000,000. The terms of the Distribution Agreement, which were not otherwise changed by the amendment, are summarized in the Company’s Current Report on Form 8-K filed on December 17, 2021, which summary is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Distribution Agreement, dated as of December 17, 2021, by and between Tellurian Inc. and T.R. Winston & Company, LLC (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on December 17, 2021).
1.2	Amendment to Distribution Agreement, dated as of April 7, 2022, by and between Tellurian Inc. and T.R. Winston & Company, LLC.
5.1	Opinion of Davis Graham & Stubbs LLP.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

By:	/s/ L. Kian Granmayeh
Name:	L. Kian Granmayeh
Title:	Executive Vice President and Chief Financial Officer

Date: April 7, 2022